UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	81-0422894 (IRS Employer Identification No.)

0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                                           ☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Legal Officer and Departure of Executive Vice President and Chief Legal Officer

On September 4, 2018, Scientific Games Corporation (the “Company”) announced that James Sottile will succeed David W. Smail as Executive Vice President and Chief Legal Officer, effective as of September 4, 2018.

Mr. Sottile joins the Company from Jones Day, where he was a partner in its New York office.

Separation and Consultancy Agreement with Mr. Smail

On September 3, 2018, the Company entered into a separation and consultancy agreement (the “Agreement”) with Mr. Smail relating to the terms and conditions of his termination of employment with, and transition to his new role as a consultant to, the Company.

The Agreement provides that Mr. Smail will cease to serve as Executive Vice President and Chief Legal Officer of the Company, effective as of September 3, 2018 (the “Separation Date”), and immediately thereafter will become a consultant to the Company. In consideration for providing consulting services from the Separation Date through December 31, 2018, Mr. Smail will remain eligible to receive his 2018 bonus, payable at the time bonuses are normally paid. Upon the expiration of his term of employment, Mr. Smail will also be entitled to receive any applicable payments provided for under the terms of the previously disclosed employment agreement entered into between Mr. Smail and the Company.

Item 7.01. Regulation FD Disclosure.

On September 4, 2018, the Company issued a press release announcing that Mr. Sottile will succeed Mr. Smail as Executive Vice President and Chief Legal Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated September 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: September 4, 2018	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary